Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (including all exhibits hereto and as may be amended, supplemented or restated from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of November 14, 2023, by and among Mallinckrodt plc, an Irish public limited company (the “Company”), and the Initial Holders (as defined below).

WHEREAS, the Company and certain affiliated debtors filed the First Amended Prepackaged Joint Chapter 11 Plan of Reorganization of Mallinckrodt Plc and its Debtor Affiliates on September 29, 2023 (including all exhibits, schedules and supplements thereto and as amended or modified from time to time, the “Plan”);

WHEREAS, in connection with the Company’s emergence from bankruptcy pursuant to the Plan, the Company agreed to issue under the Plan 19,696,335 Ordinary Shares (as defined below); and

WHEREAS, the Company and the Initial Holders hereunder have agreed to enter into this Agreement regarding registration rights with respect to the Registrable Securities and certain other matters.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Initial Holders agree as follows:

1.             Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Plan have the meanings given to such terms in the Plan. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 15(c).

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person within the meaning of Rule 405 (including, for the avoidance of doubt, any fund, account or investment vehicle that is controlled, advised, sub-advised, managed or co-managed by such Person or that is for investment purposes under common management).

“Agreement” has the meaning set forth in the Preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405, as such definition may be amended from time to time.

“beneficially own” (and related terms such as “beneficial ownership” and “beneficial owner”) shall have the meaning given to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rules, without giving effect to any contractual or other “blocker” provisions that might affect such Person’s ability to acquire such securities.

“Board” means the Board of Directors of the Company.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York City are required or permitted by law to be closed.

“Commission” means the United States Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble.

“Counsel to the Holders” means the counsel selected by Holders of a Majority of Registrable Securities.

“Demand Registration Request” has the meaning set forth in Section 2(a).

“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-1” means Form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act.

“Form S-1 Shelf” has the meaning set forth in Section 2(a).

“Form S-3” means Form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3.

“Form S-3 Shelf” has the meaning set forth in Section 2(a).

“Form S-4” means Form S-4 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-4.

“Form S-8” means Form S-8 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-8.

“FINRA” has the meaning set forth in Section 8.

“Grace Period” has the meaning set forth in Section 5(a).

“Holder” or “Holder of Registrable Securities” means the Initial Holders and any Transferee of Registrable Securities who hereafter becomes a party to this Agreement by signing a joinder hereto pursuant to (and otherwise in compliance with) Section 12 of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to own any Registrable Securities.

“Holders of a Majority of Registrable Securities” means, as of any date, Holders of greater than fifty percent (50%) in voting power of all Registrable Securities outstanding as of such date, voting as a single class.

“IPO” means (A) an initial underwritten offering of the Ordinary Shares (or any other equity interests of any successor to the Company formed for the purpose of facilitating an IPO of the Company) pursuant to an effective Registration Statement filed under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan) or (B) a “direct listing”, following which Ordinary Shares are listed on a national securities exchange in the United States.

“Indemnified Party” has the meaning set forth in Section 10(c).

“Indemnifying Party” has the meaning set forth in Section 10(c).

“Initial Holders” means (a) the Persons identified on Schedule I hereto and (b) any Person that beneficially owns MIP Shares and executes a joinder to this Agreement in the form of Exhibit A hereto.

“Lockup Period” has the meaning set forth in Section 9(a).

“Losses” has the meaning set forth in Section 10(a).

“MIP” means any management incentive plan adopted by the Company.

“MIP Awards” means any equity awards granted pursuant to the MIP.

“MIP Shares” means any Ordinary Shares issued to the directors, officers, employees and/or consultants of the Company and its subsidiaries pursuant to the MIP Awards.

“Opioid Trust CVR” has the meaning assigned to “CVR” in the Contingent Value Right Agreement, dated as of November 14, 2023, between the Company and Opioid Master Disbursement Trust II.

“Ordinary Shares” means the Company’s ordinary shares, nominal value $0.01 per share and any securities into which such ordinary shares may hereinafter be reclassified.

“Other Holders” has the meaning set forth in Section 6(b).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 6(a).

“Piggyback Offering” has the meaning set forth in Section 6(a).

“Plan” has the meaning set forth in the Preamble.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, collectively, (a) all Ordinary Shares held by a Holder, including any MIP Shares and including any Ordinary Shares acquired or beneficially held in connection with open market or other purchases or acquisitions, and (b) any additional Ordinary Shares paid, issued or distributed in respect of shares described in the foregoing clause (a) by way of dividend, split or distribution, or in connection with a combination of securities, and any security into which such Ordinary Shares, including any MIP Shares, shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities are disposed of pursuant to an effective Registration Statement; (ii) the date on which any Registrable Securities have been transferred to or been acquired by any Person (other than (x) an Initial Holder (so long as such Initial Holder has not ceased to otherwise beneficially own Registrable Securities), (y) an Affiliate Transferee of a Holder or (z) prior to an IPO, any other Transferee of an Initial Holder, in each case that becomes a party to this Agreement by signing a joinder hereto pursuant to (and otherwise in compliance with) Section 12 of this Agreement) in a transaction exempt from registration under the Securities Act pursuant to Section 1145 of the Bankruptcy Code or Rule 144 and the securities so acquired may be resold by the transferee or acquirer without any limitation as to volume or manner of sale and without the need for current public information required by Rule 144(c)(1); and (iii) the date on which such Registrable Securities cease to be outstanding. For the avoidance of doubt, any provision herein requiring the calculation of the number of Registrable Securities as of any date, or the computation of a percentage of Registrable Securities, unless provided otherwise, shall be deemed to refer to the number of Registrable Securities as of such date, and such percentage shall be calculated on a fully-diluted basis, but excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Awards and MIP Shares and any Ordinary Shares issued or issuable pursuant to the terms of the Opioid Trust CVR.

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Shelf Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a fully completed notice and questionnaire in customary form.

“Shelf Period” has the meaning set forth in Section 3(a).

“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on an immediate, delayed or continuous basis under Rule 415.

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Transfer” has the meaning set forth in Section 12.

“Transferee” has the meaning set forth in Section 12.

“Underwritten Offering” means an offering of Registrable Securities under a Registration Statement in which the Registrable Securities are sold to an underwriter for reoffering to the public.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

2.             Demand Registration.

(a)           Subject to the terms and conditions of this Agreement, at any time after one hundred eighty (180) days after an IPO, any Holder of at least fifteen percent (15%) or more of the Registrable Securities (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR) may request in writing (“Demand Registration Request”) that the Company facilitate an Underwritten Offering in the manner and subject to the conditions described in this Section 2 and Section 4 hereof. If a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”) or Form S-1 (the “Form S-1 Shelf”, and, together with the Form S-3 Shelf, the “Shelf Registration Statement”) has previously been filed and been declared effective, then the Company shall facilitate such Underwritten Offering as an Underwritten Shelf Takedown pursuant to such Shelf Registration Statement as promptly as practicable after receipt of such request. If no Shelf Registration Statement has previously been filed, then the Company will file a Registration Statement covering the Holder’s Registrable Securities requested to be registered, and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective, as promptly as practicable after receipt of such request, and facilitate such Underwritten Offering as an Underwritten Shelf Takedown; provided, however, that the Company will not be required to file a Registration Statement pursuant to this Section 2(a) or effect an Underwritten Offering:

(A)             unless either (i) the number of Registrable Securities requested to be offered and sold in such Underwritten Offering equals at least ten percent (10%) of the outstanding Registrable Securities (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR) or (ii) the Registrable Securities requested to be sold by the Holders pursuant to such Registration Statement would have an anticipated aggregate gross offering price (before deducting underwriting discounts and commission) of at least $50.0 million;

(B)             if an Underwritten Offering pursuant to this Section 2(a) shall previously have been consummated within the one hundred twenty (120) days preceding the date such Demand Registration Request is made;

(C)             if the number of Demand Registration Requests previously made pursuant to this Section 2(a) shall equal or exceed two (2) in any twelve (12)-month period; provided, however, that a Demand Registration Request shall not be considered made for purposes of this clause (C) unless more than seventy-five percent (75%) of the full amount of Registrable Securities for which registration has been requested have been sold pursuant thereto; or

(D)             if the requesting Holder(s) have previously made, in aggregate, three (3) or more Demand Registration Requests.

(b)           A Demand Registration Request shall specify (i) the then-current name and address of the requesting Holders, (ii) the aggregate number of Registrable Securities requested to be registered and sold in an Underwritten Offering, (iii) the total number of Registrable Securities then beneficially owned by the requesting Holders, and (iv) the intended means of distribution for such Underwritten Offering (including whether such Underwritten Offering will be accomplished as an underwritten “block trade”).

(c)           The Company may satisfy its obligations under Section 2(a) hereof by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act, so that such amended registration statement will permit the disposition of all of the Registrable Securities for which a Demand Registration Request has been properly made under Section 2(b) hereof in an Underwritten Offering. If the Company so amends a previously filed registration statement, the Effective Date of the amended registration statement, as amended pursuant to this Section 2(c) shall be the “the first day of effectiveness” of such Registration Statement for purposes of determining the period during which the Registration Statement is required to be maintained effective in accordance with Section 2(d) hereof.

(d)           The Company will use its commercially reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 2 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission:

(A)             in the case of a Registration Statement other than a Shelf Registration Statement, until all Registrable Securities registered thereunder have been sold pursuant to such Registration Statement, but in no event later than two hundred seventy (270) days from the Effective Date of such Registration Statement; and

(B)             in the case of a Shelf Registration Statement, until all Registrable Securities covered by such Shelf Registration Statement shall cease to be Registrable Securities.

(e)           The requesting Holders may, in connection with making a Demand Registration Request, at any time prior to the Effective Date of the Registration Statement relating to such registration, revoke their request for the Company to effect an Underwritten Offering of all or part of the requesting Holders’ Registrable Securities by providing a written notice to the Company. If, pursuant to the preceding sentence, the entire Demand Registration Request is revoked, then, either (i) the requesting Holders shall reimburse the Company for all of its reasonable and documented out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement (and the Company shall not be required to reimburse the Holders for expenses of their counsel pursuant to Section 8 hereof), which out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses, and the requested registration shall not count as one of the permitted Demand Registration Requests hereunder or (ii) within ten (10) Business Days from the date of revocation, the Holders of a Majority of Registrable Securities may consent, by written notice to the Company, to the requested Underwritten Offering that has been revoked being deemed to have been effected for purposes of Section 2(a); provided, however, that the Company shall not have the right to be reimbursed as provided in clause (i) above (and shall be required to reimburse the Holders for expenses of their counsel pursuant to Section 8 hereof), and the cancelled Underwritten Offering may not be deemed to have been effected pursuant to clause (ii) above if the reason for the requesting Holders’ revocation of the Demand Registration Request was either (a) the Company’s failure to comply in any material respect with its obligations hereunder, or (b) the commencement of a Grace Period.

3.             Shelf Registration Statement.

(a)           After one hundred eighty (180) days after an IPO and prior to two hundred seventy (270) days after an IPO, the Company will file a Shelf Registration Statement covering the resale of all Registrable Securities beneficially owned by the Holders on an immediate, delayed or continuous basis; provided, however, that the Company shall not be required to include in such Registration Statement an amount of Registrable Securities in excess of the amount as may be permitted to be included in such Registration Statement under the rules and regulations of the Commission and the applicable interpretations thereof by the staff of the Commission. If the Company files a Form S-1 Shelf, then as soon as reasonably practicable after the Company becomes eligible to use Form S-3, the Company shall convert the Form S-1 Shelf to a Form S-3 Shelf (or other appropriate short form registration statement then permitted by the Commission’s rules and regulations) covering the resale of all applicable Registrable Securities beneficially owned by the Holders (which shall be an Automatic Shelf Registration Statement if the Company is a WKSI). Subject to the terms of this Agreement, including any applicable Grace Period, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable following the filing of the Shelf Registration Statement. The Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including, to the extent a Form S-1 Shelf is converted to a Form S-3 Shelf and the Company thereafter becomes ineligible to use Form S-3, by using commercially reasonable efforts to file a Form S-1 Shelf or other appropriate form specified by the Commission’s rules and regulations as promptly as reasonably practicable after the date of such ineligibility and using its commercially reasonable efforts to have such Shelf Registration Statement declared effective as promptly as reasonably practicable after the filing thereof (the period during which the Company is required to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (a), the “Shelf Period”). For so long as any Registrable Securities covered by any Form S-1 Shelf remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary to the extent required so that (x) such Form S-1 Shelf shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, and (y) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K promulgated under the Exchange Act. The Company shall as promptly as reasonably practicable notify the Holders named in the Shelf Registration Statement via e-mail to the addresses set forth on Schedule I hereof of the effectiveness of a Shelf Registration Statement (it being understood that no notice other than to such e-mail addresses is required to be given). The Company shall file a final Prospectus in respect of such Shelf Registration Statement with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall include a plan of distribution section in customary form, as reasonably agreed by the Holders and the Company.

(b)           Notwithstanding any other provision hereof, no Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder, and the Holder furnishes to the Company a fully completed Selling Stockholder Questionnaire and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. In order to be named as a selling shareholder in the Shelf Registration Statement at the time it is first made available for use, a Holder must furnish the completed Selling Stockholder Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing no later than the fifth (5th) Business Day prior to the anticipated filing date of the Shelf Registration Statement (the “Targeted Filing Date”); provided that any Holder providing a completed Selling Stockholder Questionnaire within that time period may provide updated information regarding such Holder’s beneficial ownership and the number of shares requested to be included up to the second (2nd) Business Day prior to the Targeted Filing Date. Each Holder of Registrable Securities included in a Shelf Registration Statement agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

(c)           From and after the Effective Date of the Shelf Registration Statement, upon receipt of a completed Selling Stockholder Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will use its commercially reasonable efforts to file as promptly as reasonably practicable, but in any event on or prior to the tenth (10th) Business Day after receipt of such information (or, if a Grace Period is then in effect or initiated within five (5) Business Days following the date of receipt of such information, the tenth (10th) Business Day following the end of such Grace Period) either (i) if then permitted by the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof), a supplement to the Prospectus contained in the Shelf Registration Statement naming such Holder as a selling shareholder and containing such other information as necessary to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities, or (ii) if it is not then permitted under the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof) to name such Holder as a selling shareholder in a supplement to the Prospectus, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement as necessary for such Holder to be named as a selling shareholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities (subject, in the case of either clause (i) or clause (ii), to the Company’s right to delay filing or suspend the use of the Shelf Registration Statement as described in Section 5 hereof).

(d)           At any time during the Shelf Period (subject to any Grace Period), any Holder of at least fifteen percent (15%) or more of the Registrable Securities (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR) may request in writing (each such Holder, a “Shelf Public Offering Requesting Holder”) to sell all or any portion of their Registrable Securities in an underwritten public offering that is registered pursuant to the Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, that the Company shall not be obligated to effect (x) more than two (2) Underwritten Shelf Takedowns in any twelve-month period; or (y) any Underwritten Shelf Takedown unless either (i) the number of Registrable Securities requested to be offered and sold in such Underwritten Offering exceeds at least ten percent (10%) of the number of Registrable Securities outstanding on the date hereof (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR) or (ii) the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be sold in such Underwritten Shelf Takedown, in the good faith judgment of the managing underwriter(s) therefor, exceed $50.0 million as of the date the Company receives a Shelf Takedown Request.

(e)           All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (the “Shelf Takedown Request”). Each Shelf Takedown Request shall specify the approximate number of Registrable Securities to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Subject to Section 5 below, after receipt of any Shelf Takedown Request, the Company shall give written notice (the “Shelf Takedown Notice”) of such requested Underwritten Shelf Takedown (which notice shall state the material terms of such proposed Underwritten Shelf Takedown, to the extent known) to all other Holders of Registrable Securities that have Registrable Securities registered for sale under a Shelf Registration Statement (“Shelf Registrable Securities”). Such notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown. The Company shall include in such Underwritten Shelf Takedown all Shelf Registrable Securities with respect to which the Company has received written requests for inclusion therein within (x) in the case of a “bought deal” or “overnight transaction”, two (2) Business Days; (y) in the case any other Underwritten Shelf Takedown, five (5) Business Days, in each case after the giving of the Shelf Takedown Notice. For the avoidance of doubt, the Company shall not be required to provide a Shelf Takedown Notice with respect to a public offering utilizing a Shelf Registration Statement other than an Underwritten Shelf Takedown, and Holders shall not have rights to participate therein under this Section 3(e).

(f)            If the managing underwriters for such Underwritten Shelf Takedown advise the Company and the Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown that in their reasonable view the number of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown exceeds the number of Shelf Registrable Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a Majority of Registrable Securities requested to be included in the Underwritten Shelf Takedown (the “Maximum Offering Size”), then the Company shall promptly give written notice to all Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown of such Maximum Offering Size, and shall include in such Underwritten Shelf Takedown the number of Shelf Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Shelf Registrable Securities requested to be included in such Underwritten Shelf Takedown by the Holders of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Shelf Registrable Securities requested to be included therein by each such Holder, (B) second, any securities proposed to be offered by the Company, and (C) other securities requested to be included in such Underwritten Shelf Takedown to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such other securities on the basis of the number of securities requested to be included therein by each such holder.

(g)           The Company shall not be obligated to effect an Underwritten Shelf Takedown (A) within sixty (60) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Underwritten Shelf Takedown or Demand Registration or consummation of a Company-initiated public offering or (B) within sixty (60) days prior to the Company’s good faith estimate of the date of filing of a Company-initiated registration statement.

(h)           The Holders of a Majority of Registrable Securities requested to be included in an Underwritten Shelf Takedown shall have the right to: (A) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel to represent all of the Holders (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Underwritten Shelf Takedown, and (B) determine the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities included in such Underwritten Shelf Takedown; provided that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if the Holders of such Majority of Registrable Securities cannot so agree on the same within a reasonable time period.

(i)            Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 3(d) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered prior to the effective date (i.e., the date of execution of the corresponding underwriting agreement) of the relevant Underwritten Shelf Takedown. If, pursuant to the preceding sentence, the entire Underwritten Shelf Takedown is cancelled, then, either (i) the requesting Holders shall reimburse the Company for all of its reasonable and documented out-of-pocket expenses incurred prior to the cancellation of the Underwritten Shelf Takedown request (and the Company shall not be required to reimburse the Holders for expenses of their counsel pursuant to Section 8 hereof), which out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses, and the requested takedown shall not count as one of the permitted Underwritten Shelf Takedowns hereunder or (ii) within 10 Business Days from the date of revocation, Holders of a Majority of Registrable Securities may consent, by written notice to the Company, to the cancelled Underwritten Shelf Takedown being deemed to have been effected for purposes of Section 3(d); provided, however, that the Company shall not have the right to be reimbursed as provided in clause (i) above (and the Company shall reimburse the Holders for expenses of their counsel pursuant to Section 8 hereof), and the cancelled Underwritten Shelf Takedown may not be deemed to have been effected pursuant to clause (ii) above if the reason for the requesting Holders’ cancellation of the Underwritten Shelf Takedown request was either (a) the Company’s failure to comply in any material respect with its obligations hereunder, or (b) the commencement of a Grace Period.

(j)            Upon the Company first becoming a WKSI, the Company may, and, if requested by the Holders of a Majority of Registrable Securities with securities registered on an existing Shelf Registration Statement, the Company will convert such existing Shelf Registration Statement to an Automatic Shelf Registration Statement.

4.             Procedures for Underwritten Offerings. The following procedures shall govern Underwritten Offerings pursuant to Section 2.

(a)           The requesting Holders shall select one or more investment banking firm(s) of national standing to be the managing underwriter or underwriters for any Underwritten Offering pursuant to a Demand Registration Request with the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

(b)           As a condition for inclusion of the requesting Holders’ Registrable Securities in any Underwritten Offering, the requesting Holders shall agree to enter into an underwriting agreement with the underwriters; provided, however that the underwriting agreement is in customary form and reasonably acceptable to the requesting Holders and provided, further, however that the requesting Holders shall not be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (i) the requesting Holders’ ownership of its Registrable Securities to be sold or transferred, (ii) the requesting Holders’ power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested).

(c)           If the managing underwriter or underwriters for an Underwritten Offering pursuant to a Demand Registration Request advises the requesting Holders that the total number of Registrable Securities permitted to be registered is such as to materially adversely affect the success of such Underwritten Offering, the number of Registrable Securities or other Ordinary Shares to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities of the Company to be included by any Person other than a Holder or the Company; second, the Company shall reduce or eliminate any securities of the Company to be included by the Company; and third, the Company shall reduce the number of Registrable Securities to be included by the Holders, on a pro rata basis based on the amount of Registrable Securities requested to be sold.

5.             Grace Periods.

(a)           Notwithstanding anything to the contrary herein:

(A)             the Company shall be entitled to postpone the filing or effectiveness of, or, at any time after a Registration Statement has been declared effective by the Commission suspend the use of, a Registration Statement (including the Prospectus included therein) or postpone any Underwritten Offering pursuant to a Demand Registration Request or Underwritten Shelf Takedown pursuant to a Shelf Takedown Request, in each case if in the good faith judgment of the Board, such registration, offering or use would reasonably be expected to materially affect in an adverse manner or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would reasonably be expected, in the good faith judgment of the Board, to materially affect the Company in an adverse manner; provided, however, that the requesting Holders of such Underwritten Offering or Underwritten Shelf Takedown shall be entitled to withdraw the applicable request and, if such request is withdrawn, it shall not count against the limits imposed pursuant to Section 2(a)(C) and Section 3(d), as applicable, and the Company shall pay all registration expenses in connection with such registration; and

(B)             at any time after a Registration Statement has been declared effective by the Commission and there is no duty to disclose under applicable law, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time would, in the good faith judgment of the Board, reasonably be expected to materially affect the Company in an adverse manner

(the period of a postponement or suspension as described in clause (A) and/or a delay described in this clause (B), a “Grace Period”).

(b)           The Company shall promptly (i) notify the Holders in writing of the existence of the event or material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holder, without the express consent of the Holder) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends.

(c)           A Grace Period may not be called by the Company more than three (3) times in any three hundred sixty-five (365) day period, the duration of any one Grace Period shall not exceed forty-five (45) days, and the aggregate of all Grace Periods in total during any three hundred sixty-five (365) day period shall not exceed ninety (90) days. For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holder receives the notice referred to in clause (i) of Section 5(b) and shall end on and include the later of the date the Holder receives the notice referred to in clause (iii) of Section 5(b) and the date referred to in such notice. In the event the Company declares a Grace Period, the period during which the Company is required to maintain the effectiveness of a Registration Statement filed pursuant to a Demand Registration Request shall be extended by the number of days during which such Grace Period is in effect.

6.             Piggyback Registration.

(a)           If at any time, and from time to time, after an IPO, the Company proposes to:

(A)             file a registration statement under the Securities Act with respect to an underwritten offering of Ordinary Shares (other than with respect to a registration statement (i) on Form S-8, (ii) on Form S-4 or (iii) another form not available for registering the Registrable Securities for sale to the public), whether or not for its own account; or

(B)             conduct an underwritten offering constituting a “takedown” of Ordinary Shares registered under a Shelf Registration Statement previously filed by the Company;

the Company shall give written notice (the “Piggyback Notice”) of such proposed filing or underwritten offering to each Holder at least twenty (20) Business Days before the anticipated filing date. Such notice shall include the number and class of securities proposed to be registered or offered, the proposed date of filing of such registration statement or the conduct of such underwritten offering and any proposed means of distribution of such securities, and shall offer the Holder the opportunity to register such amount of Registrable Securities as the Holder may request on the same terms and conditions as the registration of the Company’s and/or the holders of other of the Company’s securities, as the case may be (a “Piggyback Offering”), in each case provided that (i) such Holder holds at least one percent (1%) or more of the Registrable Securities (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR) and (ii) such Holder’s Registrable Securities are the same class of security having the same terms as the securities originally proposed by the Company to be offered in such underwritten offering. Subject to Section 6(b), the Company will include in each Piggyback Offering all such Registrable Securities for which the Company has received written request for inclusion within ten (10) Business Days after the date the Piggyback Notice is given; provided, however, that in the case of the filing of a registration statement, such Registrable Securities are not otherwise registered pursuant to an existing and effective Shelf Registration Statement under this Agreement pursuant to which such Registrable Securities may be included in a Piggyback Offering under such Shelf Registration Statement.

(b)           The Company will cause the managing underwriter or underwriters of the proposed offering to permit the requesting Holders to include all such Registrable Securities in the Piggyback Offering on the same terms and conditions as the securities originally proposed by the Company to be offered in such underwritten offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advises the Company and the requesting Holders in writing that, in its view, the total amount of securities that the Company, the requesting Holders and any other holders of the Company’s securities entitled to participate in such offering pursuant to registration rights or similar rights granted by the Company to such holders (“Other Holders”) propose to include in such offering is such as to adversely affect the success of such underwritten offering, then:

(A)             if such Piggyback Offering is an underwritten primary offering by the Company for its own account, the Company will include in such Piggyback Offering: (i) first, all securities to be offered by the Company; and (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the requesting Holders and the Other Holders entitled to participate in such offering, allocated pro rata among such holders on the basis of the amount of securities requested to be included therein by each such holder;

(B)             if such Piggyback Offering is an underwritten secondary offering for the account of Other Holders exercising “demand” rights pursuant to another registration rights agreement with the Company, the Company will include in such registration: (i) first, all securities that the Other Holders exercising “demand” rights requested to be included therein; (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the requesting Holders; and (iii) third, up to the full amount of securities proposed to be included in the registration by the Company;

such that, in each case, the total amount of securities to be included in such Piggyback Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Piggyback Offering.

(c)           If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason not to register or delay the registration of the Piggyback Offering, the Company may, at its election, give notice of its determination to the requesting Holders, and in the case of such a determination, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Offering, without prejudice.

(d)           Any Holder may withdraw its request for inclusion in a Piggyback Offering by giving written notice to the Company, at least three (3) Business Days prior to the anticipated Effective Date of the Registration Statement filed in connection with such Piggyback Offering, or, in the case of a Piggyback Offering constituting a “takedown” off of a Shelf Registration Statement, at least three (3) Business Days prior to the anticipated date of the filing by the Company under Rule 424 of a supplemental prospectus (which shall be the preliminary supplemental prospectus, if one is used in the “takedown”) with respect to such offering, of its intention to withdraw from that registration; provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, such Holder will no longer have any right to include its Registrable Securities in that Piggyback Offering.

7.             Registration Procedures. If and when the Company is required to effect any registration under the Securities Act as provided in Section 2, Section 3 or Section 6 of this Agreement, the Company shall use its commercially reasonable efforts to:

(a)           prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its commercially reasonable efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein;

(b)           prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such Registration Statement, subject to the limitations contained herein;

(c)           (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to the Holders copies of all such documents, other than documents that are incorporated by reference into such Registration Statement or Prospectus, proposed to be filed and such other documents reasonably requested by the Holders (which may be furnished by email), and afford Counsel to the Holders a reasonable opportunity to review and comment on such documents; and (ii) in connection with the preparation and filing of each such Registration Statement pursuant to this Agreement, (A) upon reasonable advance notice to the Company, give each of the foregoing such reasonable access to all financial and other records, corporate documents and properties of the Company as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and Exchange Act, and (B) upon reasonable advance notice to the Company and during normal business hours, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and the Exchange Act;

(d)           notify the Holders, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e)           with respect to any offering of Registrable Securities, furnish to the Holders, and the managing underwriters for such Underwritten Offering, if any, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act)), all exhibits and other documents filed therewith and such other documents as such seller or such underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(f)            (i) register or qualify all Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such states or other jurisdictions of the United States of America as the Holders shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable the Holder to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g)           cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or counsel to the Holder of Registrable Securities included in such Registration Statement to enable the Holder to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(h)           with respect to any Underwritten Offering, obtain a signed

(A)             opinion of outside counsel for the Company (including a customary 10b-5 statement), dated the date of the closing under the underwriting agreement and addressed to the underwriters, reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such underwriters, if any, and

(B)             “comfort” letter, dated the date of the underwriting agreement and a “bring-down” comfort letter dated the date of the closing under the underwriting agreement and addressed to the underwriters and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountant customarily given in such an offering) in form and substance to such underwriters, if any, in each case, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ comfort letters delivered to underwriters in such types of offerings of securities;

(i)            notify each Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and for which the Company believes in its reasonable good faith judgement it must suspend the use of the Registration Statement and Prospectus until an amendment or supplement to such Registration Statement necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act may be filed (which the Company shall use its commercially reasonable efforts to file and have declared effective as soon as possible), and promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(j)            notify each Holder promptly of any request by the Commission for the amending or supplementing of the applicable Registration Statement or Prospectus or for additional information;

(k)           advise each Holder promptly after the Company receives notice or obtains knowledge of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest practicable moment and promptly use its commercially reasonable efforts to obtain the withdrawal;

(l)            otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering of Registrable Securities, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first (1st) full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158;

(m)          provide and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Effective Date thereof;

(n)           enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of the Registrable Securities, including customary indemnification; and provide reasonable cooperation, including causing at least one (1) executive officer and a senior financial officer to attend and participate in “road shows” and other information meetings organized by the underwriters, if any, as reasonably requested; provided, however, that nothing in this Agreement shall require the Company to participate in more than two (2) “road shows” in any twelve (12)-month period and such participation shall not unreasonably interfere with the business operations of the Company;

(o)           if requested by the managing underwriter(s) or the Holders in connection with an Underwritten Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the plan of distribution for the applicable Registrable Securities provided to the Company in writing by the managing underwriters and the Holders and that is required to be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and make any required filings with respect to such information relating to the plan of distribution as soon as practicable after being notified of the information;

(p)           cooperate with the Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such amounts and registered in such names as the managing underwriters, if any, or the Holders, may reasonably request at least three (3) Business Days prior to any sale of Registrable Securities to the underwriters; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(q)           cause all Registrable Securities included in a Registration Statement to be listed on a national securities exchange selected by Holders of a Majority of Registrable Securities on which similar securities issued by the Company are then listed, if at all (it being understood that the Company shall have no obligation to list the Ordinary Shares on any national securities exchange if no Ordinary Shares of the Company are then-listed on a national securities exchange); and

(r)            otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

In addition, at least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from such Holder, including any update to or confirmation of the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five (5) Business Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless the Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters in accordance with Section 4(b). If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude the Holder from being a selling security holder in the Registration Statement or any pre-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 7 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement. As used in this Section 7, the words “Holder” and “Holders” shall be limited to Holders of Registrable Securities expected to be included, in compliance with the provisions of this Agreement, in a Registration Statement referred to herein.

8.             Registration Expenses. Except as otherwise specifically provided herein, all fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts, fees or selling commissions or broker or similar commissions or fees, or transfer taxes of the Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any stock exchange on which any Registrable Securities are then listed for trading, (B) with respect to compliance with applicable state securities or “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holder) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority (“FINRA”) pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holder), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) the reasonable fees and expenses incurred in connection with any road show for underwritten offerings, (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company will pay the reasonable and documented fees and disbursements of the Counsel to the Holders (not to exceed $75,000 per offering), including, for the avoidance of doubt, any expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or free writing prospectus hereunder. The Holder shall bear and pay all underwriting discounts, fees and commissions applicable to the Registrable Securities sold for the Holder’s account.

9.             Lockups.

(a)           In connection with any Underwritten Shelf Takedown, Underwritten Offering pursuant to Section 2, Piggyback Offering or other underwritten public offering of equity securities by the Company, except with the written consent of the underwriters managing such offering, if a Holder either participates in such offering or beneficially owns five percent (5%) or more of the outstanding Ordinary Shares at such time (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR), such Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Company, during the ninety (90)-day period beginning on the date of the pricing of such offering (the “Lockup Period”), except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Company and all of its and its subsidiaries’ executive officers and directors and any other stockholder participating in such offering or such persons are otherwise obligated pursuant to an agreement with the Company to enter into a lock-up agreement, without giving effect to any waiver or amendment thereof.

(b)           In connection with any Underwritten Shelf Takedown or Underwritten Offering, the Company shall not effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Holders of a Majority of Registrable Securities, during the Lockup Period, except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Holders. The Company agrees to execute a lock-up agreement in favor of the Holders’ underwriters to such effect and, in any event, that the Holder’s underwriters in any relevant offering shall be third party beneficiaries of this Section 9(b). Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form S-8 or as part of any registration of securities or offering and sale to employees, directors or consultants of the company and its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement.

10.           Indemnification.

(a)           Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, trustees, trust beneficiaries, managers, investment managers, stockholders, Affiliates and employees of such Holder, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, trustees, trust beneficiaries, investment managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), to which any of them may become subject, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder in writing to the Company expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 7(i), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by the Holder of the Advice contemplated and defined in Section 15(c) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 10(c)), shall survive the transfer of the Registrable Securities by the Holder, and shall be in addition to any liability which the Company may otherwise have.

(b)           Indemnification by Holder. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder in writing to the Company expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 7(i), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 15(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of a Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 10(c)), shall survive the transfer of the Registrable Securities by the Holder, and shall be in addition to any liability which the Holder may otherwise have.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel (and one local counsel in each relevant jurisdiction) in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties (and more than one local counsel in each relevant jurisdiction). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 10(c)) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 10, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)           Contribution. If the indemnification provided for in Section 10(a) or (b) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party in respect of any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(d), a Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

11.           Section 4(a)(7); Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holder the benefits of Section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit the Holders of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it will use commercially reasonable efforts to (i) if at any time the Company has an obligation to file reports under the Exchange Act, file in a timely manner all reports and other documents, if any, required to be filed by it under the Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Section 4(a)(7) of the Securities Act, Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Section 4(a)(7) of the Securities Act, Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of a Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

12.           Transfer of Registration Rights. Each Initial Holder may assign its rights hereunder on a pro rata basis in connection with any sale, transfer, assignment, or other conveyance (any of the foregoing, a “Transfer”) of Registrable Securities to any transferee or assignee (a “Transferee”), including any Affiliate of the Holder; provided, that all of the following additional conditions are satisfied: (a) such Transfer is effected in accordance with applicable securities laws and the restrictions with respect to the transfer of Ordinary Shares set forth in the Company’s organizational documents and applicable Irish law; (b) such Transferee agrees in writing to become subject to the terms of this Agreement pursuant to a joinder agreement in the form of Exhibit A hereto ; (c) the Company is given written notice by the Holder of such Transfer, stating the date of Transfer, name and address of the Transferee, identifying the Registrable Securities with respect to which such rights are being assigned, and any other information which the Company’s registrar may reasonably request to identify the Registrable Securities with respect to which such rights are being assigned; and (d) either (1) the Transferee is an Affiliate of such Initial Holder, or (2) such Transfer is prior to an IPO and after giving effect to such Transfer, the Transferee owns at least one percent (1%) of the Registrable Securities (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR). Each Holder (other than an Initial Holder) that becomes a Holder in accordance with this Section 12 may assign its rights hereunder in connection with any Transfer of Registrable Securities to any Affiliate of such Holder; provided, that all of the conditions of clauses (a), (b) and (c) of the immediately preceding sentence are satisfied. Notwithstanding any of the foregoing, with respect to any Transfer, (i) any rights assigned hereunder shall apply only in respect of the Registrable Securities that are Transferred and not in respect of any other securities that the Transferee may hold, and (ii) any Registrable Securities that are Transferred may cease to constitute Registrable Securities following such Transfer in accordance with the definition of Registrable Securities.

13.           Reserved.

14.           Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

15.           Miscellaneous.

(a)           Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)           Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in each Registration Statement.

(c)           Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 7(i), such Holder will immediately discontinue disposition of Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d)           No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holder in this Agreement. The Company shall not grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder unless any such more favorable rights are concurrently added to the rights granted hereunder.

(e)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless such amendment, modification, supplement or waiver has been approved by a resolution at a general meeting of the Company’s members by shareholders representing seventy-five percent (75%) or more in nominal value of the issued Ordinary Shares (excluding, solely for purposes of calculating the number of issued Ordinary Shares used in the denominator of that calculation, the MIP Shares, the MIP Awards and any Ordinary Shares issued pursuant to the terms of the Opioid Trust CVR); provided, that any amendment, modification, supplement or waiver that would have a materially adverse and disproportionate effect on the rights of any Holder will require the written consent of such Holder. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms. Notwithstanding the foregoing, Schedule I hereto may be amended by the Company from time to time to add Transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties. Any amendment, modification, termination, or waiver effected in accordance with this Section 15(e) shall be binding on all parties hereto, regardless of whether any such party has consented thereto.

(f)            Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail, by private national courier service (return receipt requested, postage prepaid), by personal delivery or by electronic mail. Such notice or communication shall be deemed given (i) if mailed, two (2) days after the date of mailing, (ii) if sent by national courier service, one (1) Business Day after being sent, (iii) if delivered personally, when so delivered, or (iv) if sent by electronic mail, on the Business Day such electronic mail is transmitted, in each case as follows:

(A)          If to the Company:

Mallinckrodt plc

c/o ST Shared Services LLC

675 McDonnell Boulevard

Hazelwood, MO 63042

Attention: Mark Tyndall; Bryan Reasons

E-mail: mark.tyndall@mnk.com; bryan.reasons@mnk.com

with copies (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention: Victor Goldfeld

Email: VGoldfeld@wlrk.com

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Benjamin D. Stern

Email: Benjamin.Stern@lw.com

(B)           If to the Holders, to the respective Holders at the addresses set forth on Schedule I hereto.

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy), including any Transferee of any Registrable Securities (or any portion thereof) who hereafter becomes a party to this Agreement by signing a joinder hereto pursuant to (and otherwise in compliance with) Section 12 hereof. No assignment or delegation of this Agreement by the Company of any of the Company’s rights, interests or obligations hereunder shall be effective against a Holder without the prior written consent of such Holder. For the avoidance of doubt, Indemnified Parties shall be third party beneficiaries with respect to Section 10 hereunder.

(h)           Execution and Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i)            Delivery by Electronic Transmission. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of portable document format (pdf.) or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(j)            Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties to this Agreement consents and agrees that any action to enforce this Agreement or any dispute, whether such dispute arises in law or equity, arising out of or relating to this Agreement shall be brought exclusively in the United States District Court for the Southern District of New York or any New York State Court sitting in the Borough of Manhattan, New York City. The parties hereto consent and agree to submit to the exclusive jurisdiction of such courts. Each of the parties to this Agreement waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party and such party’s property is immune from any legal process issued by such courts or (ii) any litigation or other Proceeding commenced in such courts is brought in an inconvenient forum. The parties hereby agree that mailing of process or other papers in connection with any such action or Proceeding to an address provided in writing by the recipient of such mailing, or in compliance with the notice provisions of this Agreement, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof and hereby waive any objections to service in the manner herein provided.

(k)           Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 15(k) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(l)            Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(m)          Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(n)           Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(o)           Termination. The obligations of the Company and each Holder, other than those obligations contained in Section 10, and this Section 15 (other than Section 15(d)), shall terminate with respect to the Company and such Holder as soon as such Holder no longer beneficially owns any Registrable Securities, and this Agreement (other than such sections) shall terminate when no Holders beneficially own any Registrable Securities.

(p)             Aggregation of Interests. For the purposes of this Agreement (including any ancillary agreements entered into in connection with this Agreement), when calculating an ownership percentage in any security or interest of any Person, such Person’s ownership interests shall be aggregated together with the securities or interests held by such Person’s Affiliates; it being understood that, for the avoidance of doubt, for the determination of whether any percentage threshold has been reached under this Agreement, the same security or interest therein shall not be counted more than once.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

MALLINCKRODT PLC

By:	/s/ Mark Tyndall
	Name:	Mark Tyndall
	Title:	EVP, Chief Legal Officer & Corporate Secretary

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each Initial Holder has executed this Agreement as set forth on Schedule I hereto.

Signature Page to Registration Rights Agreement

SCHEDULE I

EXHIBIT A

Form of Joinder Agreement

Reference is made to that certain Registration Rights Agreement (as amended, restated and/or modified from time to time, the “Agreement”) dated as of [●], 2023 (the “Effective Date”), by and among Mallinckrodt plc, an Irish public limited company (the “Company”) and the Initial Holders (as defined in the Agreement) named therein. Capitalized terms used by not defined herein shall have the meanings ascribed to such terms in the Agreement.

This Joinder Agreement is being entered into (a) in respect of a Transfer of Registrable Securities to the undersigned or (b) by a Person that beneficially owns MIP Shares. In the case of clause (a), the undersigned hereby represents and warrants to the Company that such Transfer is effected in accordance with the terms and conditions of the Agreement, applicable securities laws and the restrictions with respect to the transfer of Ordinary Shares set forth in the Company’s organizational documents.

The undersigned hereby agrees, effective as of the date set forth below, to become a party to, and to become subject to and bound by the terms of, the Agreement, and for all purposes of the Agreement the undersigned will be included within the term “Holder”. The address and email address to which notices may be sent to the undersigned are as follows:

Address:

Email:

Date:

[If entity]

[ENTITY NAME]

By:
Name:
Title:

[If individual]

Individual Name:

Exhibit A

ACCEPTED AND AGREED:

MALLINCKRODT PLC

By:
Name:
Title:

Exhibit A